UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2015

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 1, 2015, Level 3 Financing, Inc. (“Level 3 Financing”), a wholly owned subsidiary of Level 3 Communications, Inc. (“Parent”) entered into (i) a Supplemental Indenture (the “2023 Guarantee Supplemental Indenture”), dated as of September 1, 2015, to the Indenture (the “2023 Notes Indenture”) dated as of April 28, 2015, among Parent, as guarantor, Level 3 Financing, as issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to Level 3 Financing’s 5.125% Senior Notes due 2023 (the “2023 Notes”) and (ii) a Supplemental Indenture (the “2025 Guarantee Supplemental Indenture” and, together with the 2023 Guarantee Supplemental Indenture, the “Guarantee Supplemental Indentures”), dated as of September 1, 2015, to the Indenture (the “2025 Notes Indenture” and, together with the 2023 Notes Indenture, the “Indentures”) dated as of April 28, 2015, among Parent, as guarantor, Level 3 Financing, as issuer and the Trustee, as trustee, relating to Level 3 Financing’s 5.375% Senior Notes due 2025 (the “2025 Notes”, and together with the 2023 Notes, the “Notes”). Each of the Guarantee Supplemental Indentures was entered into among Level 3 Financing, Parent, Level 3 Communications, LLC (“Level 3 LLC”), a wholly owned subsidiary of Parent, and the Trustee. Pursuant to the Guarantee Supplemental Indentures, Level 3 LLC has provided an unconditional, unsecured guaranty of the 2023 Notes and the 2025 Notes, respectively. The Guarantee Supplemental Indentures are filed as exhibit 4.1 and exhibit 4.2 to this Current Report and are incorporated by reference herein as if set forth in full.

On September 1, 2015, Level 3 Financing entered into (i) an additional Supplemental Indenture (the “2023 Subordination Supplemental Indenture”), dated as of September 1, 2015, to the 2023 Notes Indenture and (ii) an additional Supplemental Indenture (the “2025 Subordination Supplemental Indenture” and, together with the 2023 Subordination Supplemental Indenture, the “Subordination Supplemental Indentures”), dated as of September 1, 2015, to the 2025 Notes Indenture. Each of the Subordination Supplemental Indentures was entered into among Level 3 Financing, Parent, Level 3 LLC and the Trustee. Pursuant to the Subordination Supplemental Indentures, the unconditional, unsecured guaranty of Level 3 LLC of the 2023 Notes and the 2025 Notes, respectively, is subordinated in any bankruptcy, liquidation or winding up proceeding of Level 3 LLC to all obligations of Level 3 LLC under the Level 3 Financing Amended and Restated Credit Agreement, dated as of March 13, 2007 (as amended and restated as of May 8, 2015 and as may be further amended, amended and restated or otherwise modified from time to time). The Subordination Supplemental Indentures are filed as exhibit 4.3 and exhibit 4.4 to this Current Report and are incorporated by reference herein as if set forth in full.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1

Supplemental Indenture, dated as of September 1, 2015, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s unconditioned, unsecured guarantee of the 5.125% Senior Notes due 2023 of Level 3 Financing, Inc.

4.2

Supplemental Indenture, dated as of September 1, 2015, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s unconditioned, unsecured guarantee of the 5.375% Senior Notes due 2025 of Level 3 Financing, Inc.

4.3

Supplemental Indenture, dated as of September 1, 2015, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the 5.125% Senior Notes due 2023 of Level 3 Financing, Inc.

4.4

Supplemental Indenture, dated as of September 1, 2015, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the 5.375% Senior Notes due 2025 of Level 3 Financing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
	Name:	Neil J. Eckstein
	Title:	Senior Vice President and General Counsel, Corporate

Date: September 2, 2015

Exhibit Index

Exhibit	Description

4.1

Supplemental Indenture, dated as of September 1, 2015, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s unconditioned, unsecured guarantee of the 5.125% Senior Notes due 2023 of Level 3 Financing, Inc.

4.2

Supplemental Indenture, dated as of September 1, 2015, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s unconditioned, unsecured guarantee of the 5.375% Senior Notes due 2025 of Level 3 Financing, Inc.

4.3

Supplemental Indenture, dated as of September 1, 2015, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the 5.125% Senior Notes due 2023 of Level 3 Financing, Inc.

4.4

Supplemental Indenture, dated as of September 1, 2015, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the 5.375% Senior Notes due 2025 of Level 3 Financing, Inc.